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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  JUNE 6, 2002
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                  Lumenon Innovative Lightwave Technology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-27977               98-0213257
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)

8851 Trans-Canada Highway, St. Laurent, Quebec, Canada              H4S 1Z6
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (514) 331-3738
                                                    --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

         On June 6, 2002, Lumenon Innovative Lightwave Technology, Inc. (the "Company") issued a press release announcing that The Nasdaq Stock Market, Inc. had approved the Company's application to list its common stock on The Nasdaq SmallCap Market. The Company's common stock will be transferred to The Nasdaq SmallCap Market at the opening of business on June 7, 2002. See the press release attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

         The exhibit filed as part of this Current Report on Form 8-K is listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               LUMENON INNOVATIVE LIGHTWAVE
                                               TECHNOLOGY, INC.

Date: June 6, 2002                             By: /s/ Gary Moskovitz
                                                  ------------------------------

                                                  Name: Gary Moskovitz
                                                  Title:   President and Chief
                                                  Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                    DESCRIPTION
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99.1                    Press Release dated June 6, 2002.



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